The Week of September 20, 2004 Presentation to Analysts and Investors

Forward Looking Statements The following presentation contains disclosures which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including the Company's future financial performance. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "will," "expect," "project," "estimate," "anticipate," "plan," or "continue." These forward-looking statements are based upon the Company's current plans or expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and the Company's future financial condition and results of operations. The uncertainties and risks include, but are not limited to, those relating to implementing the Company's business strategy and successfully continuing the business acquired in connection with the Company's Initial Public Offering; the adequacy of the Company's loss reserves; conducting operations in a competitive environment; conducting operations in foreign countries; dependence upon the availability of key executives and reinsurance brokers; general economic conditions, including the effects of market volatility or a prolonged U.S. or global economic downturn or recession; variations in political, economic or other factors such as currency exchange rates, inflation rates and recessionary or expansive trends; the cyclicality of the property and casualty reinsurance business; tax, legal or regulatory restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally^ and changes therein; significant weather-related or other natural or human-made disasters, civil unrest or other external factors over which the Company has no control; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion. As a consequence, current plans, anticipated actions and future financial condition and results of operations may differ from those expressed in any forward-looking statements made by or on behalf of the Company. Additionally, forward-looking statements speak only as of the date they are made, and the Company assumes no obligation to update or revise any of them in light of new information, future events or otherwise.

Contents Overview of Operations Creating and Meeting Expectations Recent Corporate Initiatives

OVERVIEW OF OPERATIONS The History of Platinum Our Operating Platform Intercompany Reinsurance Arrangements Our Business

The History of Platinum October 2001 St. Paul Re begins dramatic re-underwrite of 1/1 book: Line sizes reduced Cat Aggregates reduced ROE targets increased Terrorism excluded Exited certain lines Finite book restructured Nov. 1, 2002 Platinum IPO Raise approx. $1bn Assigned 'A' rating from AM Best May 13, 2003 Q1 results announced Gregory Morrison announced as CEO Net income - $30.6 million Diluted EPS - $0.66 Dec. 12, 2001 St. Paul announces major restructuring of St. Paul Re 5 offices closed March 2002 Steve Newman joins as Chairman Jerry Fadden joins as CEO IPO announced Feb. 13, 2003 Platinum announces results of first two months of operations Net income - $6.4 million Diluted EPS - $0.15 June 2002 Michael Price joins as CUO January 2002 Staff downsizing Exit lines of business Aug. 12, 2003 Q2 results announced Net income - $26.6 million Diluted EPS - $0.57 August 2002 William Robbie joins as CFO Nov. 12, 2003 Q3 results announced Net income - $37.8 million Diluted EPS - $0.81 Feb. 11, 2004 Q4 results announced Net income - $49.8 million Diluted EPS - $1.03 May 6, 2004 Q1 results announced Net income - $54.8 million Diluted EPS - $1.10 August 4, 2004 Q2 results announced Net income - $49.8 million Diluted EPS- $1.01 June 2004 Joe Fisher succeeds William Robbie as CFO St. Paul sells 6 million common shares of Platinum in a secondary offering March 2004 Announced agreement with RenRe in formation of Savannah Re August 2004 $50 million share repurchase announced Post-tax impact of Hurricane Charley estimated to be between $20m and $35m Sept. 10 2004 Post-tax impact of Hurricane Frances estimated to be between $25m and $40m

Our Operating Platform Platinum Underwriters Holdings, Ltd. (Bermuda Holding Company) Platinum Underwriters Reinsurance, Inc. (US Reinsurance Company) Platinum Re (UK) Limited (UK Reinsurance Company) GAAP Equity * (approximate): $480 million ** $170 million $600 million Employees: 118 25 9 Offices: NY Chicago Miami London Hamilton Platinum Underwriters Bermuda, Ltd. (Bermuda Class 4 Reinsurance Company) * - as of June 30, 2004 (unaudited) ** - Includes $100m surplus note

Intercompany Reinsurance Arrangements Approximately 70% quota share commencing 1/1/2003. Excludes all business written on St.Paul paper. 55% quota share commencing 1/1/2003. Excludes all business written on St.Paul paper. Platinum Underwriters Reinsurance, Inc. Domicile: Maryland, U.S. Platinum Re (UK) Limited Domicile: U.K. Platinum Underwriters Bermuda, Ltd. Domicile: Bermuda

Property Our Business (1) Product Management U.S. Property Individual Risk Catastrophe Crop Retro / Finite International Property Commercial (U.S.) Umbrella General Liability Employer's Liability Accident & Health Special (Admitted) Medical Malpractice Savannah Re Political Risk Trade Credit Casualty Finite Financial Terrorism Other Professional (U.S.) D&O E&O Employment Practices Liability WC Cat / Clash Special Risks Casualty Marine & Aerospace Regional International Casualty Special (Non-Admitted) Surety Personal Accident Casualty Finite U.S. London Key: Bermuda

Our Business (2) Line of business CASUALTY PROPERTY & MARINE FINITE RISK Source: PTP Q2 2004 Financial Supplement Based on net written premium for the six months ended June 30, 2004

CREATING AND MEETING EXPECTATIONS Emphasis on Excess of Loss Underwriters Working with Actuaries Active Involvement of Senior Management in Underwriting Aligning Management and Shareholder Interests

Emphasis on Excess of Loss CASUALTY PROPERTY & MARINE Source: PTP Q2 2004 Financial Supplement Based on net written premium for the six months ended June 30, 2004 FINITE RISK

Underwriters Working with Actuaries Platinum Underwriters Reinsurance, Inc. (US Reinsurance Company) Platinum Re (UK) Limited (UK Reinsurance Company) Platinum Underwriters Bermuda, Ltd. (Bermuda Class 4 Reinsurance Company) Underwriters 50 % Actuaries 35% Underwriters 10 % Actuaries 50% Underwriters 5 % Actuaries 60%

Active Involvement of Senior Management in Underwriting Yes CEO, Platinum UK Robert Porter Yes COO, Platinum Bermuda Barton Hedges Yes EVP, Platinum US Gregory Richardson Yes EVP, Platinum US Elizabeth Mitchell No General Counsel Michael Lombardozzi Yes Chief Actuary, Platinum US Neal Schmidt No CFO Joseph Fisher Yes CUO & President, Platinum US Michael Price No CEO Gregory Morrison Directly Involved in Underwriting? Position Executive Eleni Kourou SVP, Platinum US Yes

Aligning Management and Shareholder Interests 1st tranche of initial public offering share option grants have vested and are currently in the money A portion of annual bonuses will be paid in shares for senior executives CEO/CUO: 50% EVPs: 25% - 37.5% Selected SVPs: 0% - 25% Share ownership guidelines adopted CEO 100,000 Shares CUO 50,000 Shares EVPs 30,000 Shares Selected SVPs 10,000 Shares

RECENT CORPORATE INITIATIVES Share Repurchase Announced August 4th, 2004 Up to $50 million To be executed via open market or privately negotiated transactions Open ended time frame Dependant upon market conditions

Address: Platinum Underwriters Holdings, Ltd. 69 Pitts Bay Road Pembroke, HM-08 Bermuda Investor Information: Justin Cressall Tel: (441) 298-0753 Fax: (441) 296-0528 www.platinumre.com